EXHIBIT 99.1

[NPB SOX]

Re: Important Notice Concerning Your Rights Under the National Penn Bancshares, Inc. Capital Accumulation Plan

Dear Participant,

We are pleased to announce that we will be transferring the National Penn Bancshares, Inc. Capital Accumulation Plan’s recordkeeping service from ATR to Prudential Retirement, a business unit of Prudential Financial, effective March 7, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from ATR. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on March 1, 2007 at 4:00 p.m. EST and is expected to end during the week of April 16, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to March 1, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
ATR will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your ATR investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On March 7, 2007, your account balance will be moved from investments held at ATR to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at ATR		New Investments at Prudential Retirement	Ticker Symbols
Investment Company of America R-5	---»	Large Cap Value/LSV Asset Management	N / A
Excelsior Value & Restructure	---»	Large Cap Value/LSV Asset Management	N / A
Spartan US 500 Inv	---»	Dryden S&P 500 Index	N / A
Harbor Capital Appreciation Inst	---»	Growth Fund of America R-4	RGAEX
Ariel Appreciation	---»	Victory Special Value A	SSVSX
ABN/AMRO/TAMRO Small Cap N Fund	---»	ABN/AMRO/TAMRO Small Cap N Fund	ATASX
Fidelity International Discovery	---»	International Blend/The Boston Company Fund	N/A
American Funds Income Fund of America R-5	---»	American Funds Income Fund of America R-4	RIDEX
Fidelity Freedom 2010	---»	American Funds Income Fund of America R-4	RIDEX
Fidelity Freedom 2020	---»	American Funds Income Fund of America R-4	RIDEX
Fidelity Freedom 2030	---»	American Funds Income Fund of America R-4	RIDEX
Fidelity Freedom 2040	---»	American Funds Income Fund of America R-4	RIDEX
Fidelity Cash Reserves	---»	Guaranteed Income Fund	N/A
Gartmore Stable Value	---»	Guaranteed Income Fund	N/A
PIMCO Total Return III Adm	---»	PIMCO Total Return Adm	PTRAX
National Penn Bancshares Stock	---»	National Penn Bancshares Stock	NPBC

Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

In addition, a Self Directed Brokerage account will be available as a new investment option in the National Penn Bancshares, Inc. Capital Accumulation Plan at Prudential.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held in late March, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

March 1, 2007	Last day ATR will process a transaction.
March 7, 2007	Your account balance will be transferred from ATR to Prudential.
March 1, 2007- the week of April 16
Blackout period - ATR account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of April 16	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Paul Fistner, Employee Benefits Manager at pwfistner@natpennbank.com or 610-369-6535.

Sincerely,

/s/ Earl J. Houseknecht

Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006

[NITTANY SOX]

Re: Important Notice Concerning Your Rights Under the Nittany Bank 401(k) Plan

Dear Participant,

We are pleased to announce that we will be merging the Nittany Bank 401(k) Plan with the National Penn Bancshares, Inc. Capital Accumulation Plan Recordkeeping service for the National Penn Plan is concurrently being transferred to Prudential Retirement, a business unit of Prudential Financial, effective April 2, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from Meridian. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on March 16, 2007 at 4:00 p.m. EST and is expected to end during the week of April 16, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to March 16, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
Meridian will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your Meridian investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On April 2, 2007, your account balance will be moved from investments held at Meridian to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at Meridian		New Investments at Prudential Retirement	Ticker Symbols
Vanguard Windsor II	---»	Large Cap Value/LSV Asset Management	N/A
Vanguard 500 Index	---»	Dryden S&P 500 Index	N/A
American Funds Growth Fund of America	---»	Growth Fund of America R-4	RGAEX
T. Rowe Price Science & Technology	---»	Growth Fund of America R-4	RGAEX
Vanguard U.S. Growth	---»	Growth Fund of America R-4	RGAEX
Vanguard Explorer	---»	Mid Cap Growth/TimesSquare Fund	N/A
Calamos Growth Fund	---»	Mid Cap Growth/TimesSquare Fund	N/A
Vanguard International Growth	---»	International Blend/The Boston Company Fund	N/A
Vanguard Prime Money Market	---»	Guaranteed Income Fund	N/A
Self Directed Accounts	---»	Self Directed Accounts	N/A
Vanguard Intermediate Bond	---»	PIMCO Total Return Adm	PTRAX
Vanguard S-I Treasury	---»	PIMCO Total Return Adm	PTRAX

Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

As shown above, a Self Directed Brokerage account will be available as an investment option in the National Penn Bancshares, Inc. Capital Accumulation Plan at Prudential.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held in late March, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

March 16, 2007	Last day Meridian will process a transaction.
April 2, 2007	Your account balance will be transferred from Meridian to Prudential.
March 16, 2007- the week of April 16
Blackout period - Meridian account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of April 16	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Paul Fistner, Employee Benefits Manager at pwfistner@natpennbank.com or 610-369-6535.

Sincerely,

/s/ Earl J. Houseknecht

Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006

[RESOURCES SOX]

Re: Important Notice Concerning Your Rights Under the Resources for Retirement 401(k) Plan

Dear Participant,

We are pleased to announce that we will be merging the Resources for Retirement 401(k) Plan with the National Penn Bancshares, Inc. Capital Accumulation Plan. Recordkeeping service for the National Penn Plan is concurrently being transferred to Prudential Retirement, a business unit of Prudential Financial, effective March 7, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from Diversified. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on March 1, 2007 at 4:00 p.m. EST and is expected to end during the week of April 16, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to March 1, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
Diversified will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your Diversified investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On March 7, 2007, your account balance will be moved from investments held at Diversified to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at Diversified		New Investments at Prudential Retirement	Ticker Symbols
DIA Value & Income Fund	---»	Large Cap Value/LSV Asset Management	N/A
Long Horizon Strategic Allocation Fund	---»	Dryden S&P 500 Index	N/A
DIA Stock Index Fund	---»	Dryden S&P 500 Index	N/A
DIA Growth & Income Fund	---»	Dryden S&P 500 Index	N/A
Intermediate Horizon Strategic Allocation Fund	---»	Growth Fund of America R-4	RGAEX
Intermediate/Long Horizon Strategic Allocation	---»	Growth Fund of America R-4	RGAEX
DIA Equity Growth Fund	---»	Growth Fund of America R-4	RGAEX
DIA Aggressive Equity Fund	---»	Growth Fund of America R-4	RGAEX
DIA Special Equity Fund	---»	ABN/AMRO/TAMRO Small Cap N Fund	ATASX
DIA International Equity Fund	---»	International Blend/The Boston Company Fund	N/A
DIA Money Market	---»	Guaranteed Income Fund	N/A
DIA High Quality Bond Fund	---»	Guaranteed Income Fund	N/A
DIA Short Horizon Strategic Allocation	---»	PIMCO Total Return Adm	PTRAX
DIA Short/Intermediate Strategic Allocation	---»	PIMCO Total Return Adm	PTRAX
DIA Core Bond Fund	---»	PIMCO Total Return Adm	PTRAX

Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

In addition, a Self Directed Brokerage account will be available as a new investment option in the National Penn Bancshares, Inc. Capital Accumulation Plan at Prudential.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held in late March, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

March 1, 2007	Last day Diversified will process a transaction.
March 7, 2007	Your account balance will be transferred from Diversified to Prudential.
March 1, 2007- the week of April 16
Blackout period - Diversified account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of April 16	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Carmela Elco at 215-860-8033.

Sincerely,

/s/ Earl J. Houseknecht

Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006